                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 14, 2003



                           NEVADA GOLD & CASINOS, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     NEVADA
                                     ------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

         0-8927                                         88-0142032
         ------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


              3040 Post Oak Blvd., Suite 675, Houston, Texas 77056
              ----------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (713) 621-2245
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements of Business Acquired.  Inapplicable.

(b)       Pro Forma Financial Information.  Inapplicable.

(c)       Exhibits

Exhibit Number             Exhibit Description
--------------             -------------------

99.1                       Press Release dated August 14, 2003

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

Nevada Gold & Casinos, Inc. has reported its financial results for its first fiscal quarter ended June 30, 2003. The company's press release dated August 14, 2003 announcing the results is attached as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEVADA GOLD & CASINOS, INC.



                                            By: /s/ Christopher C. Domijan
                                               ---------------------------------
                                               Christopher C. Domijan, CFO



DATE: August 15, 2003

                                INDEX OF EXHIBITS


Exhibit Number             Description of Exhibit
--------------             ----------------------

99.1                       Press Release, dated August 14, 2003.